EXHIBIT 31.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Douglas J. Goddard, certify that:

1.	I have reviewed this periodic report on Form 10-K/A of Hope Bancorp, Inc.; and

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Dated: June 7, 2017	/s/ Douglas J. Goddard
_______________________________
Douglas J. Goddard
Executive Vice President and Chief Financial Officer